UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2020
Date of Report (Date of earliest event reported)

Investors Title Company
(Exact name of registrant as specified in its charter)

North Carolina		0-11774		56-1110199
(State or Other Jurisdiction of		(Commission		(I.R.S. Employer
Incorporation or Organization)		File Number)		Identification No.)

121 North Columbia Street
Chapel Hill,	North Carolina			27514
(Address of Principal Executive Offices)				(Zip Code)

		(919)	968-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ITIC	The NASDAQ Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock		The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Title Company, dated February 11, 2020, reporting Investors Title Company's financial results for the fiscal quarter ended December 31, 2019.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.  The following exhibit accompanies this Report:

Exhibit 99.1 - Press Release of Investors Title Company dated February 11, 2020.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVESTORS TITLE COMPANY

Date:	February 11, 2020	By:	/s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Principal Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Investors Title Company on February 11, 2020